UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2015

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 5th Avenue, 30th Floor
New York, New York 10175

(Address of principal executive offices) (Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Equity Incentive Plan

On June 23, 2015, at the annual meeting of the stockholders (the “Annual Meeting”) of Gramercy Property Trust Inc. (the “Company”), the stockholders approved the Company’s 2015 Equity Incentive Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on April 28, 2015, subject to stockholder approval.   A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on May 11, 2015 (the “Proxy Statement”), which summary is incorporated herein by reference.  A copy of the Plan was attached to the Company’s Registration on Form S-8, filed with the SEC on June 23, 2015, which is incorporated herein by reference.

2015 Restricted Stock Awards

As described in the Proxy Statement, the following grants of restricted stock awards became effective on June 23, 2015 upon the approval by the stockholders of the Plan:

Name and Position	Number of Shares
Gordon F. DuGan, Chief Executive Officer	48,348
Benjamin P. Harris, President	20,145
Jon W. Clark, Chief Financial Officer	2,015
Edward J. Matey Jr., Executive Vice President and General Counsel	2,015
Non-Executive Officer Employee Group	24,174

As described in the Proxy Statement, the shares subject to the restricted stock awards will become vested as to 50% of the shares subject to the restricted stock award on each of the fourth and fifth anniversaries of the grant date, subject to continued employment. Attached hereto as Exhibit 10.2 is the form of restricted stock award agreement for employees to be used in connection with the Plan, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2015, the stockholders of the Company approved Articles of Amendment to the Company’s Articles of Incorporation to decrease the number of authorized shares of common stock, par value $0.001 per share, from 400,000,000 shares to 200,000,000 shares.  The Articles of Amendment were filed with the Maryland State Department of Assessments and Taxation on June 23, 2015 and became effective on that date. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 23, 2015, at which 50,259,220 shares of the Company’s common stock were represented in person or by proxy representing approximately 87.74% of the issued and outstanding shares of the Company’s common stock entitled to vote. At the Annual Meeting, the Company’s stockholders (i) elected seven directors to serve until the Company’s 2016 Annual Meeting and until their successors are duly elected and qualify; (ii) approved the Company’s 2015 Equity Incentive Plan; (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (iv) approved an amendment to the Company’s charter decreasing the amount of common stock the Company is authorized to issue to 200,000,000 shares, and (v) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Proxy Statement.

The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:
Name	Votes For	Votes Withheld	Broker Non-Votes
Allan J. Baum	44,681,607	90,111	5,487,502
Gordon F. DuGan	44,694,888	76,830	5,487,502
Thomas D. Eckert	44,489,552	282,166	5,487,502
Gregory F. Hughes	44,664,800	106,918	5,487,502
Jeffrey E. Kelter	41,282,623	3,489,095	5,487,502
Charles S. Laven	44,649,600	122,118	5,487,502
William H. Lenehan	44,665,875	105,843	5,487,502

(ii) The voting results with respect to the approval of the Company’s 2015 Equity Incentive Plan were as follows:

otes
Votes For	Votes Against	Abstain	Broker Non-Votes
41,886,004	2,863,177	22,537	5,487,502

(iii) The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 were as follows:

otes
Votes For	Votes Against	Abstain	Broker Non-Votes
50,101,925	144,460	12,835	(0)

(iv) The voting results with respect to the approval of an amendment to the Company’s charter decreasing the amount of common stock the Company is authorized to issue to 200,000,000 shares were as follows:

otes
Votes For	Votes Against	Abstain	Broker Non-Votes
49,880,200	164,284	214,736	(0)
(v) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

otes
Votes For	Votes Against	Abstain	Broker Non-Votes
44,149,264	569,253	53,201	5,487,502

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.

3.1Articles of Amendment to the Articles of Incorporation of the Company.

10.12015 Equity Incentive Plan (incorporated by reference to the Registration Statement on Form S-8 filed by the Company with the SEC on June 23, 2015).

10.2Form of Restricted Stock Award.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2015GRAMERCY PROPERTY TRUST INC.

By:	/s/ Jon W. Clark
Name:	Jon W. Clark
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of the Company.
10.1	2015 Equity Incentive Plan (incorporated by reference to the Registration Statement on Form S-8 filed by the Company with the SEC on June 23, 2015).
10.2	Form of Restricted Stock Award.